Exhibit 10.5
June 5, 2009
Mr. Mike Harrison
Brocade Communications Systems, Inc.
1745 Technology Drive
San Jose, CA 95110
Subject: Amendment Number 3 to SOW#7 of the IBM/Brocade Goods Agreement ROC-P-68
This letter (the “Amendment”) serves as Amendment Number 3 to SOW#7, including all amendments thereto (“SOW#7”) of the Goods Agreement ROC-P-68 (the “Agreement”), which the parties hereto do mutually agree to amend as follows
1.	Attachment A, “Pricing”, is hereby deleted in its entirety and replaced with Attachment A, “Pricing”, attached hereto.
2.	Attachment F-2, “Branding, Description of Licensed Work, and Milestone Schedules for DCFM” is hereby deleted in its entirety and replaced with Attachment F-2, “Branding, Description of Licensed Work, and Milestone Schedules for DCFM”, attached hereto.
The effective date of this Amendment shall be the date on the top of this Amendment (the “Effective Date”).
The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. All capitalized terms not defined herein shall have the meaning set forth in the Goods Agreement or the SOW #7. All other terms and conditions of the Goods Agreement and SOW#7 that are unaffected by the revisions set forth in this Amendment shall remain in full force and effect. Further, the parties agree that this Amendment and the Goods Agreement and SOW#7 are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreement, oral or written, and all other communications between the parties relating to this subject.

Accepted and Agreed To: International Business Machines Corporation		Accepted and Agreed To: Brocade Communications Systems, Inc.

By:	/s/ Michelle B. Wright 6/19/09	By:	/s/ Matt Taylor 6/19/09

Authorized Signature Date		Authorized Signature Date
	Michelle B. Wright		Matt Taylor

Type or Print Name		Type or Print Name
	GCM-Storage OEM Proc		Sr. Director, OEM Sales

Title & Organization		Title & Organization

Address: 10692 E. Marquette st.		Address: 1745 Technology Drive
	Tucson, AZ 85747		San Jose, CA 95110

Accepted and Agreed To: Brocade Communications Switzerland, SarL

By:	/s/ U. Plechschmidt

Authorized Signature Date 22-June 2009
Ulrich Plechschmidt

Type or Print Name
Vice President EMEA

Title & Organization

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3
Attachment A
Pricing
Table 1 — VFM ENTERPRISE EDITION PRICING

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]						UNIT PRICE [**]
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
[**]		[**]	[**]	[**]	[**]	[**]
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IBM Machine Type / Model: [**]			VFM EE [**]			UNIT PRICE
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IBM Machine Type / Model: [**]			VFM EE [**]			UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3

BROCADE	IBM p/n				IBM VFM Enterprise Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]			VFM EE	— [**] M&S ordered with new product (Registration)		UNIT PRICE
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IBM Machine Type / Model: [**]			VFM EE — [**]			UNIT PRICE
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IBM Machine Type / Model: [**]			VFM EE — [**]			UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3
Table 2 — VFM MIGRATION EDITION PRICING

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
IBM Machine Type/Model: [**]						UNIT PRICE ([**]
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IBM Machine Type / Model: [**] VFM ME — Registration for [**]yr AND[**] Renewal (Registration and Renewal)						UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
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IBM Machine Type / Model: [**]			VFM ME — [**]			UNIT PRICE
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IBM Machine Type / Model: [**]			VFM ME	—[**]M&S ordered with new product (Registration)		UNIT PRICE
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IBM Machine Type / Model: [**]			VFM ME	— Additional M&S (Renewal)		UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3

BROCADE	IBM p/n				IBM VFM Migration Edition
AP/
		US	LA/EMEA	Canada
		Feature	Feature	Feature
Brocade p/n	IBM p/n	Code	Code	Code	Feature Description	UNIT PRICE
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IBM Machine Type / Model: [**]			VFM ME — [**]			UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3
Table 3 — IBM SYSTEM STORAGE DATA CENTER FABRIC MANAGER V10[**] PRICING

IBM SYSTEM STORAGE DATA CENTER
BROCADE	IBM	IBM (End-Customer P/N)			FABRIC MANAGER
			LA/EME	AP/
		US	A	Canada
	IBM Hub Stock	Feature	Feature	Feature
Brocade p/n	P/N	Code	Code	Code	Feature Description	UNIT PRICE
IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager V10.[**]	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager [**] Renewal	UNIT PRICE
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IBM Machine Type / Model: [**]					IBM System Storage Data Center Fabric Manager [**] After License	UNIT PRICE
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[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3
Attachment F-2
Branding, Description of Licensed Work, and Milestone Schedules
For DCFM
1.0 Buyer Branded Version of Supplier’s OEM Software Product
The Licensed Work will be comprised of a Buyer-branded version of Supplier’s DCFM software product. The Buyer branded version will be called “IBM System Storage Data Center Fabric Manager.” Supplier consents to the use by Buyer the name “IBM System Storage Data Center Fabric Manager”, “Data Center Fabric Manager”, “IBM DCFM”, and “DCFM”. The Licensed Work will be provided by Supplier to Buyer in Object Code format.
2.0 Description of Licensed Work

Code Name	Version	Description	Documentation	Format	Delivery Requirements
DCFM	[**]	IBM System Storage Data Center Fabric Manager	Online	Object Code	CD, License key documentation
2.1	Product/Operating Systems Supported:

Operating	Installation	1 to 2000 Ports	2001 to 5000 Ports	5001 to 9000 Ports
System	Type	(1 to 20 domains)	(21 to 60 domains)	(61 to 120 domains)
Windows, Linux & SUSE Linux	Server/Client	2 GHz CPU 2 GB RAM	Dual Processor 3 GHz CPU 2GB RAM	Dual Processor Dual Core 2.4 GHz CPU 2GB RAM

Solaris	Server	Fire [**] Server 1 1.34 GHz CPU 1GB RAM	Fire [**] Server 2 1.34 GHz CPU 2GB RAM	Fire [**] Server 2 1.5 GHz CPU 2GB RAM

	Client	Ultra 25 Workstation 1 1.34 GHz CPU 1GB RAM	Ultra 45 Workstation 1 1.34 GHz CPU 1GM RAM	Ultra 45 Workstation 1 1.5 GHz 2 GB RAM

VMware*	Server/Client	Requirements same as Guest OS above	Requirements same as Guest OS above	Requirements same as Guest OS above

*	Modem needs to be provisioned on target physical hardware to utilize modem-based call home.
     Systems Requirements
a)	Supported Client/Server Operating Systems [**]

-	Microsoft Windows 2003 Server, XP, Vista and 2008 Server

-	Red Hat Linux AS 4.0, Red Hat Enterprise Linux 5 Advanced, and SuSE Linux Enterprise Server 10 SP1

-	Sun Solaris 10

-	VMware ESX Server 3.5

Guest OS supported: Windows 2003 Server, Linux Red Hat AS5 and SuSE Linux ES10
b)	National Language Support Version: English only
2.2	Documentation : Supplier will provide Buyer with IBM branded customer documentation.
a)	Internal (standard Supplier documentation)

b)	External (on-line documentation)

c)	No other related written materials

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Base Agreement #ROC-P-68
SOW #7 (Contract Number 4907015087.0)
Amendment #3
2.3	Other Materials:
a)	Quality Plan: Supplier will provide Buyer with quality plan upon Buyer’s request

b)	Test Results: Supplier will provide Buyer with available test results upon Buyer’s request

c)	Test Cases: Supplier will provide Buyer with available test cases upon Buyer’s request.

d)	Maintenance and Support Reports (including information required and format)

e)	Promotional Materials: Buyer and Supplier will mutually determine what promotional materials are needed for the Licensed Works.

f)	Education/Training material: Buyer and Supplier will mutually determine what Education and Training materials are needed for the Licensed Works.
2.4	Code deposited on CD media and shipped to Buyer as directed on Buyer’s purchase order.
3. Identification of Tools
No tools are provided for the Licensed Works.
4. Schedule
The relevant milestones, completion dates, and terms associated with DCFM software.

Milestone	Completion Date
Delivery of the Licensed Work which substantially complies with its Specifications	[**]
Delivery of the other Deliverables (other than the Licensed Work, Tools, etc.)	[**]
Successful completion of Buyer’s testing of the Licensed Work	[**]
Receipt of the completed Certificate of Originality for the Licensed Work	[**]
Other	[**]

[**]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.